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                                                                    Exhibit 10.3

                             HOLDCO PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT (this "Agreement") dated as of November 20, 2001
                                  ---------
between BLACKSTONE HOSPITALITY ACQUISITIONS III L.L.C. ("Blackstone") and SECURITY CAPITAL LODGING INCORPORATED (the "Lender") .

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Lender has agreed to make a loan (the "Loan") in the original principal amount of $115,000,000 to BRE/HV Holdings L.L.C. ("Holdco") pursuant to a term note (the "Note") dated the date hereof by Holdco in favor of the Lender and may from time to time make additional loans pursuant to PIK Notes, as defined in the Note; and

     WHEREAS, as a condition precedent to such Loan, Blackstone, the sole member of Holdco, is required to execute and deliver this Agreement to grant a security interest to the Lender in certain limited liability company membership interests of Holdco, a wholly-owned subsidiary of Blackstone;

     NOW, THEREFORE, for and in consideration of the Loan and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Definitions. When used herein, (a) the terms used herein and not
         -----------
otherwise defined herein shall have the meanings assigned to such terms in the Note, and (b) the following terms have the following meanings (such definitions to be applicable to both the singular and plural forms of such terms):

     Collateral means all property and rights of Blackstone in the Investment
     ----------
Property, the Collection Account, the investments and funds in the Collection Account and all proceeds, rents, profits and returns in connection therewith.

     Collection Account has the meaning set forth in Section 5.
     ------------------                              ---------

     Default means the occurrence of any of the following events: (a) any Event
     -------
of Default; (b) any representation or warranty of Blackstone herein is untrue in any material respect; or (c) Blackstone fails to comply with or perform any covenant or other agreement under this Agreement in any material respect and such failure shall continue for 30 days after written notice from the Lender.

     Investment Property shall mean all of Blackstone's present or hereafter
     -------------------
acquired right, title and interest in any membership interest in the Pledged Subsidiary, any and all payments or dividends of whatever kind or character, whether in cash or other rights or property, at any time made, owing or payable to Blackstone in respect of or on account of its present or hereafter acquired interests in the Pledged Subsidiary, whether due or to become due and whether representing profits, distributions pursuant to any complete or partial liquidation or withdrawal

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of any interest in any of the foregoing, repayment or other return of capital contributions, and the right to receive, receipt for, use and enjoy all such payments and distributions.

     Issuer Agreement shall mean the Limited Liability Company Agreement of the
     ----------------
Pledged Subsidiary.

     Pledged Subsidiary shall mean Holdco, a Delaware limited liability company.
     ------------------

     Secured Obligations means (i) all obligations (monetary or otherwise) of
     -------------------
Holdco to the Lender arising under the Note and the PIK Notes, (ii) all reasonable and actual expenses and charges, legal or otherwise, incurred by the Lender in collecting any of such obligations or realizing upon, protecting or preserving the Collateral or perfecting its interest therein or enforcing the payment of the obligations of Holdco to the Lender under the Note and the PIK Notes, and (iii) all advances made by the Lender under the Intercreditor Agreement dated the date hereof between Bear, Stearns Funding, Inc. and the Lender.

     UCC shall mean the Uniform Commercial Code as in effect in the State of New
     ---
York from time to time.

     2.    Grant of Security Interest. As security for the payment of all
           --------------------------
Secured Obligations, Blackstone hereby assigns to the Lender, and grants to the Lender a security interest in and Lien on, the following, whether now or hereafter existing or acquired:

     (i)   the Investment Property; and

     (ii)  the Collection Account and all investments and funds therein; and

     (iii) all proceeds, rents, profits and returns of and from any of the foregoing.

     3.    Warranties. As of the date hereof, Blackstone represents and warrants
           ----------
that:

          (a) no financing statement (other than any which may have been filed on behalf of the Lender) covering any of the Collateral is on file in any public office;

          (b) Blackstone is and will be the lawful owner of all Collateral, free of all Liens and claims whatsoever, other than the Lien hereunder;

          (c) Blackstone is a limited liability company validly organized and existing and in good standing under the laws of Delaware and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter and to perform its obligations under this Agreement;

          (d) no authorization, approval or other action by, no notice to or filing with any governmental authority, regulatory body or any other entity is required either with respect to the pledge by Blackstone of the Collateral pursuant to this Agreement or for the execution, delivery and performance of this Agreement by Blackstone, or for the exercise by Blackstone of the voting, or other rights provided for in this Agreement;

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          (e) the copy of the limited liability company agreement of the Pledged
     Subsidiary delivered to the Lender is a true and correct copy and has not been altered or amended;

          (f) the chief executive office and principal place of business of Blackstone is 345 Park Ave., New York, New York and Blackstone has had no other chief executive office or principal place of business in the last six months;

          (g) this Agreement is a legal, valid and binding obligation of Blackstone, enforceable in accordance with its terms subject to applicable bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights and general principles of equity; the execution, delivery and performance of this Agreement will not constitute a breach or default by Blackstone under the Issuer Agreement; and all consents of any other Persons (including, without limitation, the Pledged Subsidiary) which are required for the grant or perfection of the Lien hereunder in any Collateral or the exercise by the Lender of its rights hereunder have been obtained;

          (h) no interest in the Pledged Subsidiary is dealt in or traded on any securities exchange or securities market, is a security the terms of which expressly provide that it is governed by Article 8 of the Uniform Commercial Code as in effect in the State of New York (the "Applicable UCC"), constitutes an "investment company security" (as defined under
     Section 8-103(b) or the equivalent thereof of any of the Applicable UCC) or is held in a "securities account" (as defined in the Applicable UCC); and

          (i) Blackstone, as the equity member of the Pledged Subsidiary, hereby consents to this Agreement notwithstanding any limitations in the Issuer Agreement.

     4.    Agreements of Blackstone. Blackstone:
           ------------------------

          (a) will, upon request of the Lender, execute such financing statements and other documents (and pay the cost of filing or recording the same in all public offices deemed appropriate by the Lender) and do such other acts and things, all as the Lender may from time to time reasonably request, to establish and maintain a valid perfected Lien on the Collateral (free of all other Liens, claims and rights of third parties whatsoever) to secure the payment of the Secured Obligations;

          (b) will not agree to any material waiver, amendment or modification of the Issuer Agreement without the prior written consent of the Lender, not to be unreasonably withheld, delayed or conditioned, (i) except in the case of transfers of interests specifically permitted under the Note and only so long as the security interest granted hereunder remains in full force and effect and (ii) it being agreed that it shall not be unreasonable to withhold consent to an amendment or modification of the bankruptcy remoteness provisions of the Issuer Agreement;

          (c) will promptly furnish to the Lender in reasonable detail (i) written notice of any Lien, encumbrance or claim made or asserted against any of the Collateral, and (ii) written notice of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the Lien created hereunder;

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          (d) will not sell, lease, assign or permit to exist any Lien on any of
     Blackstone's interests in any Collateral other than Liens in favor of the Lender, except in the case of transfers of interests specifically permitted under the Note and only so long as the security interest granted hereunder remains in full force and effect;

          (e) will pay all documentary, stamp or other taxes or fees owing in connection with the Collateral as such become due and payable provided, that Blackstone may contest by appropriate legal proceedings, promptly initiated and conducted in good faith with due diligence, the amount of any tax or fee; and

          (f) will reimburse the Lender for all expenses, including without limitation reasonable attorneys' fees and legal expenses, incurred by the Lender in seeking to collect or enforce any rights in respect of the Collateral during the existence of a Default.

     5.   Distributions, Collections, Collection Account. Upon receipt of a
          ----------------------------------------------
notice from the Lender that a Default has occurred and is continuing (upon which notice the Pledged Subsidiary is hereby authorized to rely) Blackstone hereby authorizes and directs the Pledged Subsidiary to make all distributions, redemption payments and other payments of any kind whatsoever then due or thereafter to become due to Blackstone in respect of the Collateral directly to such account, as may be designated in writing by the Lender from time to time (the "Collection Account"). All distributions or payments in respect of or
      ------------------
constituting a part of the Collateral, any proceeds from any of the foregoing at any time received by the Lender and all other deposits in the Collection Account may be retained by the Lender in the Collection Account as additional Collateral and may at the discretion of the Lender if a Default then exists, at such time or times as the Lender may deem proper, or, shall at the request of Blackstone, be applied by the Lender to the reduction of the Secured Obligations, whether or not the same be then due or the Lender may be otherwise adequately secured; provided that in any case the Lender shall have full discretion as to the order of application of any such distribution, payment or proceeds to the Secured Obligations, if due and payable.

     If a Default then exists and is continuing, the Lender may notify any parties obligated on any of the Collateral to make payment to the Collection Account of any amount due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.

     Upon request by the Lender after the occurrence and during the continuation of an Event of Default, Blackstone will forthwith, upon receipt, transmit and deliver to the Collection Account, in the form received, all cash, checks, drafts and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by the Lender) which may be received by Blackstone after the occurrence and during the continuation of an Event of Default, at any time in full or partial payment or otherwise as proceeds of any of the Collateral. Except as the Lender may otherwise consent in writing, any such items which may be so received by Blackstone will not be commingled with any of its funds or property, but will be held separate and apart from its own funds or property and upon express trust for the Lender until delivery is made to the Lender.

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     The Lender is authorized, after the occurrence and during the continuation of a Default, to endorse, in the name of Blackstone, any item, howsoever received by the Lender, representing any payment on, or other proceeds of, any of the Collateral; provided, however, that such payment or proceeds shall be deposited in the Collection Account.

     Blackstone authorizes the Lender to take all action necessary to cause the Lender to have a first priority security interest in the Collection Account and all funds and investments therein, including without limitation, causing the Collection Account to be held in the name of the Lender. Blackstone shall have no right to withdraw any funds or investments from the Collection Account, until payment in full of the Secured Obligations.

     Blackstone may from time to time prior to a Default require all or part of moneys on deposit in the Collection Account to be invested and re-invested into, and switched between, any Cash Equivalent Investments by giving written notice (specifying the relevant amount and investment) to the Lender, provided always that at all times the Lender's security over and in respect of such moneys and investments is maintained and all proper fees and costs arising out of such investments are paid by Blackstone.

     The Lender shall apply the proceeds of the realization of any Permitted
Investment:

     (i)  into the Collection Account; or

     (ii) in purchasing other Permitted Investments to be held in the Collection Account.

     Upon the occurrence of a Default, the Lender shall be authorized to sell any such investments and apply the proceeds thereof to payment of the Secured Obligations in such order of application as the Lender may elect.

     6.   Lender's Option to Perform. The Lender may from time to time, during
          --------------------------
an occurrence and continuation of a Default, perform any obligation to be performed by Blackstone hereunder which Blackstone shall fail to perform and take any other action which the Lender reasonably deems necessary for the maintenance or preservation of any of the Collateral or its Lien on the Collateral. All moneys advanced by the Lender in connection with the foregoing shall bear interest at the rate per annum applicable under the Note and shall be repaid together with such interest by Blackstone to the Lender upon the latter's demand and shall be secured hereby prior to any other indebtedness or obligation secured hereby, but the making of any such advance by the Lender shall not relieve Blackstone of any default hereunder.

     Notwithstanding the foregoing except as specifically set forth herein, the Lender shall have no obligation or liability regarding the Collateral or any thereof by reason of, or arising out of, this Agreement. This Agreement constitutes an assignment of the rights of Blackstone described herein with respect to the Collateral and not an assignment of any duties or obligations of Blackstone with respect thereto; and the Lender does not undertake to perform or discharge and shall not be responsible or liable for the performance or discharge of any such duties or responsibilities. Blackstone hereby agrees to indemnify and hold the Lender free and harmless from and against any and all loss, damage, liability, cost and expense, including reasonable attorneys' fees and costs, incurred by the Lender by reason of the Lender's acceptance of this

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Agreement or any efforts to impose any liability upon the Lender for the obligations of Blackstone under the Issuer Agreement.

     7.   Power of Attorney. Blackstone hereby appoints the Lender, with full
          -----------------
power of substitution, as Blackstone's attorney-in-fact for the purpose of carrying out the provisions of this Agreement during the existence of a Default or other failure by Blackstone to perform hereunder and taking any action and executing any instrument which the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Blackstone hereby grants the Lender, during the existence of a Default, the power and right, on behalf of Blackstone, without prior notice to or assent by Blackstone (but with prompt notice after any of the following), until all of Blackstone's obligations under this Agreement and the Note are satisfied, to do the following:

          (a) to collect and otherwise take possession of and title to any and all distributions of cash or other property due or distributable at any time after the date hereof to Blackstone from the Pledged Subsidiary or in respect of any Collateral, whether in complete or partial liquidation or otherwise, and to prosecute or defend any action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose hereof;

          (b) to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of Blackstone or its own name or otherwise, to take possession of and endorse, sign and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise, either in its own name or in the name of Blackstone, or otherwise, deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

          (c) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral; and

          (d) (i) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due and to become due thereunder directly to the Lender; (ii) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to take control of any proceeds of the Collateral; (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action or proceeding brought against Blackstone with respect to any Collateral; (vi) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate; and (vii) generally to sell, transfer, or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the option of the Lender at Blackstone's expense, at any time, or from time to time, all acts and things which such

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     attorney-in-fact reasonably deems necessary to maintain or preserve the
     Collateral and the Lien of the Lender thereon, in order to effect the intent of this Agreement, all as fully and effectively as Blackstone might do.

Blackstone hereby ratifies, to the extent permitted by law, all that the Lender shall lawfully do or cause to be done by virtue hereof.

     8.  Default.
         -------

     (a) Whenever a Default exists, the Lender may exercise from time to time any rights and remedies available to it under applicable law. Without limiting the foregoing, whenever a Default exists the Lender, in addition to the rights, powers and authorities to collect the sums assigned hereunder or any other remedies or rights it may have, (i) shall have the right to cause all or any part of the interest of Blackstone in the Pledged Subsidiary to be withdrawn and
(ii) shall have all the rights and remedies of a secured party under the UCC and any other applicable law with respect to the Collateral.

     (b) Whenever a Default exists and until such Default is cured, the Lender may, by written notice to Blackstone, cause all (i) voting rights, (ii) consent rights and (iii) powers, in each case of Blackstone arising from or relating to Blackstone's interest in the Pledged Subsidiary, to thereupon become vested in the Lender which shall thereafter have the sole and exclusive right and authority to exercise such voting rights and powers.

     (c) To the extent permitted by applicable law, Blackstone hereby waives the right to object to the manner or sufficiency of advertising or solicitation of bids in connection with any sales or other disposition of the Collateral. Any sale by the Lender may be made at any broker's board or public or private sale, with or without notice or advertisement (except any notice or advertisement required by law referred to below), for cash or credit, and for present or future delivery. At any such public or private sale or other disposition of Collateral, the Lender may, to the extent permissible under applicable law, purchase the whole or any part of any Collateral sold, free from any right of redemption on the part of Blackstone, which right is hereby waived and released. Blackstone hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings, or process of law in connection with the exercise by the Lender of any of its rights and remedies during the existence of a Default. If any notification of intended disposition of any of the Collateral is required by law, such notification shall be deemed reasonably and properly given, if given in the manner set forth in Section 9(b) below at least 10 days before such disposition, postage prepaid, addressed to Blackstone either at the address shown below or at any other address of Blackstone appearing in the records of the Lender. Any proceeds of any disposition by the Lender of any of the Collateral will be applied by the Lender to the payment of expenses in connection with the Collateral, including reasonable attorneys' fees and legal expenses, and any balance of such proceeds will be applied by the Lender toward the payment of such of the Secured Obligations, and in such order of application, as the Lender may from time to time elect; provided that, after such application, the Lender shall account for the surplus, if any, to Blackstone.

     (d) Blackstone agrees that in any sale of any of the Collateral whenever a Default exists, the Lender is hereby authorized to comply with any limitation or restriction in connection

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

with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and Blackstone further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Lender be liable nor accountable to Blackstone for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction. In lieu of exercising the power of sale conferred upon it by this Agreement, the Lender may proceed by a suit or suits at law or in equity to foreclose and sell the Collateral. Blackstone agrees that the Lender shall not be liable to Blackstone for any loss in the value of the Collateral by reason of any delay in the sale of the Collateral.

     (e) In order to sell, dispose or otherwise realize upon the Lien herein granted and exercise the rights granted the Lender hereunder and under applicable law, there shall be no obligation on the part of the Lender at any time to first resort for payment to any guaranty of the Secured Obligations or any part thereof or to resort to any collateral security, property, Liens or other rights or remedies whatsoever, and the Lender shall have the right to enforce the Lien herein granted irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing.

     9.  Security Interest Absolute. All rights of the Lender and the security
         --------------------------
interests granted to the Lender hereunder, and all obligations of Blackstone hereunder, shall be absolute and unconditional, irrespective of

     (a) any lack of validity of enforceability of the Note,

     (b) the failure of the Lender or any holder of the Note

          (i) to assert any claim or demand or to enforce any right or remedy against Holdco or any other Person under the provisions of the Note, or

          (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligations,

          (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation,

          (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and Blackstone hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations,

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     (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Note,

     (f) any addition, exchange, release, surrender, or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations, or

     (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, Holdco, any surety or any guarantor.

     10. Subrogation, etc. Blackstone will not exercise any rights which it may
         ----------------
acquire by reason of any payment made hereunder, whether by way of subrogation, reimbursement or otherwise, until the prior payment, in full and in cash, of all Secured Obligations. Any amount paid to Blackstone on account of any payment made hereunder prior to the payment in full of all Secured Obligations shall be held in trust for the benefit of the Lender and shall immediately be paid to the Lender and credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Note; provided, however, that
                                                        --------  -------
if

     (a) Blackstone has made payment to the Lender of all or any part of the Secured Obligations, and

     (b) all Secured Obligations have been paid in full, the Lender agrees that, at Blackstone's request, the Lender and such holder of the Note will execute and deliver to Blackstone appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to Blackstone of an interest in the Secured Obligations resulting from such payment by Blackstone. In furtherance of the foregoing, for so long as any Secured Obligations remain outstanding, Blackstone shall refrain from taking any action or commencing any proceeding against Holdco (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Pledge Agreement to the Lender.

     11. General.
         -------

     (a) The Lender shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as Blackstone requests in writing, but failure of the Lender to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Lender to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by Blackstone, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

     (b) Any notice, request, instruction or other document to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given, (a) when received if given in person or by courier or a courier service, or (b) on the date of transmission if sent by telex, facsimile or other wire transmission so long as a copy is delivered by overnight courier the next Business Day:

     (a)   If to Lender, addressed as follows:

           Security Capital Lodging Incorporated
           125 Lincoln Avenue, Suite 300
           Santa Fe, New Mexico 87501
           Attention:   Jeffrey A.  Klopf
           Telephone:   (505) 820-1201
           Facsimile:   (505) 988-8920

           with a copy (which shall not constitute notice) to:

           Mayer, Brown & Platt
           190 South LaSalle Street
           Chicago, Illinois 60603
           Attention:   Edward J.  Schneidman
           Telephone:   (312) 701-7348
           Facsimile:   (312) 701-7711

     (b)   If to Blackstone, addressed as follows:

           Blackstone Hospitality Acquisitions III L.L.C.
           345 Park Avenue, 32nd Floor
           New York, New York 10154
           Attention:   Jonathan D.  Gray
                        Senior Managing Director
           Telephone:   (212) 583-5803
           Facsimile:   (212) 583-5573

           with a copy (which shall not constitute notice) to:

           Simpson Thacher & Bartlett
           425 Lexington Avenue
           New York, New York 10017
           Attention:   Gregory J.  Ressa
           Telephone:   (212) 455-7430
           Facsimile:   (212) 455-2502

     (c) Blackstone agrees to pay all reasonable and actual expenses (including, without limitation, reasonable attorney's fees and legal expenses) paid or incurred by the Lender in endeavoring to collect the Secured Obligations, or any part thereof, during the existence of a Default and in enforcing this Agreement against Blackstone during the existence of a Default, and such obligations will themselves be Secured Obligations.

     (d) No delay on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

     (e) No release from the Lien created by this Agreement of any part of the Collateral by the Lender shall in any way alter, vary or diminish the force or effect of the Lien created by this Agreement against the balance or remainder of the Collateral.

     (f) This Agreement shall remain in full force and effect until all Secured Obligations have been paid in full, at which time the Lender shall execute and deliver to Blackstone all instruments and other documents as may be necessary or proper to release the Lien on the Collateral which has been granted hereunder. If at any time all or any part of any payment theretofore applied by the Lender to any of the Secured Obligations is or must be rescinded or returned by the Lender for any reason whatsoever (including, without limitation, the insolvency or bankruptcy of Blackstone), such Secured Obligations shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Lender, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Secured Obligations, all as though such application by the Lender had not been made.

     (g) This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

     (h) The rights and privileges of the Lender hereunder shall inure to the benefit of its successors and assigns.

     (i) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     (j) No amendment to, modification or waiver of, or consent with respect to, any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed and delivered by Blackstone and the Lender, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     (k) At the option of the Lender, this Agreement, or a carbon, photographic or other reproduction of this Agreement or of any Uniform Commercial Code financing statement covering the Collateral or any portion thereof, shall be sufficient as a Uniform Commercial Code financing statement and may be filed as such.

     (l) The section headings in this Agreement are inserted for convenience of reference and shall not be considered a part of this Agreement or used in its interpretation.

     (m) Jurisdictions. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER OR BLACKSTONE SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; BLACKSTONE AND THE LENDER HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY CONSENT TO PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH OF BLACKSTONE AND THE LENDER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT BLACKSTONE OR THE LENDER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, BLACKSTONE AND THE LENDER HEREBY IRREVOCABLY WAIVE SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

     (n) Waiver of Jury Trial. BLACKSTONE AND THE LENDER WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, AND BLACKSTONE AND THE LENDER AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                           BLACKSTONE HOSPITALITY ACQUISITIONS III L.L.C.


                           By: /s/ Jonathan Gray
                               -------------------------------------------------
                           Name: Jonathan Gray
                           Title: Senior Managing Director


                           SECURITY CAPITAL LODGING INCORPORATED


                           By: /s/ Jeffrey A. Klopf
                               -------------------------------------------------
                           Name: Jeffrey A. Klopf
                           Title: Secretary

                                     CONSENT

     The undersigned BRE/HV Holdings L.L.C. (the "Pledged Subsidiary") hereby consents to the pledge of membership interests in the Pledged Subsidiary by Blackstone Hospitality Acquisitions III L.L.C. to Security Capital Lodging Incorporated ("Lodging") pursuant to the terms of the Pledge Agreement attached hereto.

     The undersigned further agrees that it shall not unreasonably withhold its consent upon a transfer under the Pledge Agreement of membership interests of Blackstone to any transferee and specifically agrees that in the event of a transfer to Lodging, it hereby consents thereto.

                                     BRE/HV HOLDINGS L.L.C.

                                     By: /s/ Jonathan Gray
                                         --------------------------------------
                                     Title: Senior Managing Director
                                     Dated: November 20, 2001

                                       S-1